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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) FEBRUARY 9, 2005



                            CNA FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-5823                    36-6169860
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(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)            Identification No.)




     CNA CENTER, CHICAGO, ILLINOIS                                60685
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(Address of principal executive offices)                       (Zip Code)



        Registrant's telephone number, including area code (312)822-5000



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 9, 2005 the Incentive Compensation Committee of Registrant's Board of Directors approved the form of Award Letter and Award Terms for stock option grants to the executive officers of Registrant, specifically Stephen W. Lilienthal, Michael Fusco, Jonathan D. Kantor, James R. Lewis and D. Craig Mense (collectively the "Executive Officers"). The form of Award Letter is filed as
Exhibit 99.1 and the form of Award Terms is filed as Exhibit 99.2 to this Form 8-K.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 9, 2005 the Incentive Compensation Committee of Registrant's Board of Directors approved the following items with regard to the Executive Officers:

              a. Annual Incentive Bonus ("AIB") amounts for 2004, payable in 2005. The AIB is determined through a performance goal of Registrant's net operating income or payout formula that is a percentage of Registrant's net operating income achieved in a particular year, in this instance 2004.

              b. 2004 performance year results for the Long-Term Incentive Cash Plan (the "LTI Plan"). The LTI Plan potential bonus amounts based upon Registrant's net operating income over three year cycles, with goals set for each calendar year within the three year cycle. Performance is determined at the end of each calendar year and payouts are accrued until the end of each three year cycle. The 2004 Performance Year Results that were approved apply to the 2002-2004, 2003-2005 and 2004-2006 cycles under the LTI Plan. The next scheduled payout under the LTI Plan is expected to be in March of 2005, following the end of the 2002-2004 LTI Plan cycle.

              c. AIB opportunities for the 2005 performance year, determined through a performance goal of Registrant's net operating income or payout formula that is a percentage of Registrant's net operating income achieved in 2005, payable in 2006.

              d. Net operating income goals for 2005 under the LTI Plan, applicable to the 2003-2005, 2004-2006 and 2005-2007 LTI Plan
                  cycles.

              e. Adjustments to the definition of net operating income for purposes of determining performance and bonus payouts applicable to AIB opportunities for 2005 and the 2005 LTI Plan cash targets for the 2003-2005, 2004-2006 and 2005-2007 LTI
                  Plan cycles.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits:

Exhibit No.       Description
-----------       ------------------------------------------------------------
99.1              Form of Award Letter for stock option grants to Executive
                  Officers approved by the Incentive Compensation Committee of Registrant's Board of Directors on February 9, 2005.

99.2 Form of Award Terms for stock option grants to Executive Officers approved by the Incentive Compensation Committee of Registrant's Board of Directors on February 9, 2005.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CNA FINANCIAL CORPORATION
                                                        (Registrant)

Date February 14, 2005                               /s/ D. Craig Mense
                                            ------------------------------------
                                                         (Signature)
                                            By:  D. Craig Mense
                                            Its:  Executive Vice President and
                                                  Chief Financial Officer




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